Fees Summary	Jul. 25, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,164,885.29
Total Transaction Valuation	7,608,656,391.36
Total Offset Amount	1,164,885.29
Net Fee	$ 0.00